UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Michael W. Stockton

International Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Diligent research and
patience drive our
investment decisions.

International Growth and Income FundSM Annual report for the year ended June 30, 2015

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2015:

			Lifetime
Class A shares	1 year	5 years	(since 10/1/08)

Reflecting 5.75% maximum sales charge	-12.80%	8.28%	7.52%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.91% for Class A shares as of the prospectus dated September 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.39%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Our approach in action: An up-close look at how we select investments for your fund

Contents

1	Letter to investors
5	The value of a $10,000 investment
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

International stock markets declined during the fiscal year as signs of improving economic growth were offset by a worsening debt crisis in Greece and concerns about rising interest rates. Generally, dividend-paying stocks tended to trail the broader market.

For the 12 months ended June 30, 2015, International Growth and Income Fund declined 7.48%. This total return includes quarterly dividend payments totaling about 86 cents a share for the period and capital gains totaling about 97 cents a share paid out in December.

The fund lagged the total return of its primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which declined 5.26%. The index, which reflects the returns of more than 40 developed-and developing-country stock markets, is unmanaged and, therefore, has no expenses. The fund also trailed the -2.32% total return of the Lipper International Funds Index, a peer group measure. While we are disappointed with the fund’s result, we take a long-term approach to investing. As you can see in the chart below, the fund has outpaced both benchmarks over longer time frames.

Stronger dollar, Greece, weigh on returns
In a volatile period, a number of Europe’s stock markets recorded gains in local currency terms, despite a flare-up of the sovereign debt crisis in Greece. However, a strengthening U.S. dollar negatively impacted returns for U.S.-based investors in non-U.S. companies. This meant that gains in some stock markets denominated in euros, for example, were reduced to losses or diminished when converted to U.S. dollars. In U.S. dollar terms, the MSCI EU Index1 declined 8.69%.

European exports, however, were bolstered by the declining euro, which deteriorated 18.62% against the dollar. Despite surprisingly optimistic economic data — credit availability for businesses and consumers improved, and retail sales

[1]	Unless otherwise noted, region and country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
			Lifetime
	1 year	5 years	(since 10/1/08)

International Growth and Income Fund (Class A shares)	-7.48%	9.57%	8.47%
MSCI ACWI ( All Country World Index) ex USA*	-5.26	7.76	5.22
Lipper International Funds Index†	-2.32	9.49	6.18

*	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

International Growth and Income Fund	1

Where the fund’s assets were invested

Percent of net assets by country of domicile as of June 30, 2015

	International Growth and Income Fund	MSCI ACWI ex USA*

Europe
Euro zone†	23.5%	21.6%
United Kingdom	18.0	14.5
Switzerland	4.5	6.6
Denmark	1.9	1.2
Russian Federation	1.2	.8
Sweden	1.0	2.1
Other Europe	.5	1.1
	50.6	47.9

Asia/Pacific
Japan	12.0	16.4
Hong Kong	7.5	2.3
Taiwan	3.5	2.8
Australia	3.3	4.9
India	3.1	1.7
China	2.7	5.4
Other Asia/Pacific	.9	6.2
	33.0	39.7

The Americas
Canada	4.3	6.6
Brazil	2.1	1.7
United States	1.3	—
Mexico	.9	1.0
Other Americas	—	.5
	8.6	9.8

Other
South Africa	1.5	1.7
Other countries	—	.9
	1.5	2.6

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.3	—

Total	100.0%	100.0%

*	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.
†	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

picked up — investor worries that Greece would default on its debt and exit the euro zone led to periods of volatility, including the closing days of the fiscal year. In July, after the close of the fiscal year, Greek and European leaders announced a plan to resolve the country’s debt crisis that will require further austerity measures. The International Monetary Fund has said it would withdraw support for the plan unless European leaders agree to substantial debt relief for Greece.

Japanese equities generated some of the strongest gains of the fiscal year in local currency terms, helped by positive economic data and aggressive central bank policies. Japan’s GDP grew by an annualized 3.9% in the first quarter, helped by strong exports to the U.S. and China and an increase in business spending. A weakening yen lifted Japanese exporters. In May, household spending rose for the first time since the 2014 tax hike, increasing 4.8%, while retail sales rose 3%. Japanese shares generated an 8.31% gain for U.S. investors.

Chinese stocks soared 24.61% for the period, despite ongoing concerns about slowing economic growth. Investors appeared to be encouraged by a government program of targeted stimulus efforts and supportive central bank policies. The People’s Bank of China cut interest rates twice in the closing months of the fiscal year, following reductions in late 2014 and early 2015. Several other reform-oriented Asian markets paused after rallying for much of the fiscal year. India (+3.26%) lost steam late in the period as investor enthusiasm surrounding new reforms and economic improvements seemed to wane. Equities in South Korea slid -14.24% and Taiwan stocks gained 2.98%, respectively, for U.S. investors.

2	International Growth and Income Fund

Elsewhere in developing markets, Brazilian stocks plunged -28.98%, hurt largely by depreciation of the real and expectations that the country’s central bank would tighten interest rates in an effort to keep inflation in check.

What helped and hurt

A key focus of the fund is seeking to build a portfolio of equities that in total offer a dividend yield that exceeds the yield of the broader market. In general, higher yielding equities trailed the broader market during the 12 months.

Inside the portfolio, unfavorable stock selection in financials weighed heavily on the fund’s total return, particularly among financial institutions domiciled in the euro-zone’s peripheral economies. Investments in Greek financials Eurobank Ergasias (-72.86%) and Piraeus Bank (-82.83%), the largest Greek bank, sold off sharply amid a broad decline of Greek stocks as the debt crisis intensified. The fund’s fourth-largest holding, Banco Santander (-33.16%) also slid during the period. However, there were some bright spots among financials. Hong Kong-based Sun Hung Kai Properties (+18.14%) the fund’s sixth-largest investment, and top holding AXA (+5.56%), a global insurance company domiciled in France, both advanced.

Among the fund’s consumer related holdings, gaming companies SJM Holdings (-56.75%) and Wynn Macau (-57.44%) fell sharply amid slowing casino activity in Macau, as anti-corruption measures in China continued to weaken demand.

Strong stock selection in the information technology sector was a bright spot during the fiscal year. Electronic components supplier Murata Manufacturing rose 86.49% as the company benefited from strong demand in the smartphone market.

Japanese video game developer Nintendo surged 39.75% after the company disclosed plans to develop applications for smart devices. Taiwan Semiconductor Manufacturing, the fund’s second-largest holding, rose 7.48%.

Elsewhere among the fund’s top 10 positions, drug maker Novartis (+8.85%), and Hong Kong utility Power Assets Holdings (+4.34%) both advanced. However, energy companies Royal Dutch Shell (-34.75%) and TOTAL (-32.79%) fell on lower oil prices. Portuguese utility company EDP lost 24.34%.

Looking forward

While the global economic picture continues to improve, growth proceeds at a mixed pace. We are confronted with an environment characterized by upheaval in the Middle East, uncertainty in the European Union, heightened stock market volatility and sluggish economic growth in China.

One interesting area of note has been Japan, where there has been an increased focus on corporate governance and returning capital to shareholders in a responsible way. Historically, Japanese companies have not been a key focus of the fund, as many did not pay dividends, but we are finding more firms paying what we believe are compelling dividends. As such, we have selectively added Japanese companies that we believe are well placed strategically and are also engaging in more shareholder friendly activity.

Despite uncertainty over the crisis in Greece, signs from Europe have been surprisingly positive in recent months, thanks in part to aggressive stimulus measures. The fund has substantial exposure to European domiciled companies. Some of these are domestic-oriented companies whose share prices, in our view, appear to be discounting a bad macroeconomic outcome; others are exporters that can potentially benefit from

Largest equity holdings

(as of June 30, 2015)

	Country of	Percent of
Company	domicile	net assets

AXA	France	2.6%
Taiwan Semiconductor Manufacturing	Taiwan	2.4
Novartis	Switzerland	2.2
Banco Santander	Spain	2.0
EDP - Energias de Portugal	Portugal	1.9
Sun Hung Kai Properties	Hong Kong	1.7
Royal Dutch Shell	United Kingdom	1.6
TOTAL	France	1.6
TDC	Denmark	1.5
Power Assets Holdings	Hong Kong	1.5

International Growth and Income Fund	3

The New Geography of Investing®

As of June 30, 2015

International Growth and Income Fund vs. MSCI ACWI ex USA with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	1.4%	—
■	Canada	4.6	6.6%
■	Europe	51.8	46.8
■	Japan	12.8	16.3
■	Asia-Pacific ex. Japan	11.7	8.4
■	Emerging markets	17.7	21.9
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	15.3%	14.6%
■	Canada	3.5	4.7
■	Europe	31.8	24.9
■	Japan	9.2	12.0
■	Asia-Pacific ex. Japan	8.5	7.1
■	Emerging markets	31.7	36.7
	Total	100%	100%

Source: Capital Group (as of June 30, 2015).

the weaker euro currency. We remind our investors that our focus is on long-term investing, and we invest in companies that we believe can add value over time despite the near-term outlook. For an in-depth look at our long-term approach in action, see this year’s feature article, “Our approach in action: An up-close look at how we select investments for your fund,” which begins on page 6.

That long-term approach includes a focus on established companies that often pay dividends. While dividend paying companies go through periods, such as the recently concluded fiscal year, when they lag the broader market, we continue to believe that our disciplined dividend orientation can produce superior results over the long term.

We thank you for your commitment to long-term investing and look forward to reporting back to you in six months.

Cordially,

Steven T. Watson

Vice Chairman of the Board

Andrew B. Suzman
President

August 10, 2015

For current information about the fund, visit americanfunds.com.

It is with deep sadness that we note the passing of Jim Rothenberg, who served as Chairman of the Board of The Capital Group Companies, parent company of the investment advisor to the American Funds. Jim was an admired colleague, insightful investor and forceful advocate for our funds’ shareholders. We will greatly miss his leadership, which was marked by a deep sense of fairness and a staunch commitment to our firm and those it serves.

4	International Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2015, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2015)*

	1 year	5 years	Lifetime (since 10/1/08)

Class A shares	-12.80%	8.28%	7.52%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

International Growth and Income Fund	5

Our approach in action:

An up-close look at how we select investments for your fund

The fresh fruit at your local grocery store doesn’t just appear on the shelf every day. It was grown on a tree or vine. Of course, not all of the fruit on the shelf is equally sweet and satisfying. Some was harvested from sturdier trees. Some fruit trees may have benefitted from richer soil, more plentiful water sources, more favorable climates or longer growing seasons. Likewise, some growers are more skilled and experienced. Some are more patient, investing much time and care in planting, growing and nurturing their orchards. Provided that they continue to properly cultivate and nurture the orchards, their trees can yield sweet fruit for many years to come.

These same qualities — experience, judgment, patience — play a central role in International Growth and Income Fund’s approach to investing. In pursuit of both long-term capital appreciation and current income, the fund has the flexibility to invest in a wide variety of businesses based in countries all around the world. The investment professionals who manage the fund have built the portfolio one company at a time, basing each investment decision on conviction in the company’s long-term business prospects. Such convictions are built over time through extensive global research and an opportunistic approach to investing.

To paint a picture of how the fund’s investment professionals arrive at these decisions, in the following pages we’ll take a close look at three specific fund holdings—a Japanese video game developer that recently announced a change in its competitive strategy; a European telecommunications company whose competitive landscape is shifting; and a global life insurer with a new CEO. Each of these companies has its own unique story — with its own particular set of opportunities and challenges — and each is confronting changing circumstances. However, all are investments whose stories highlight the central role that diligent global research and a patient, long-term perspective play in driving the fund’s investment decisions.

We’ll also hear from the investment analysts who cover the companies. “The excellent work that our analysts do every day helps us achieve better outcomes for our investors,” says portfolio manager Steve Watson. “These men and women often follow companies for many years, gaining a deep knowledge of their management teams and the strategies they are executing. Their analysis and judgment is invaluable to us.”

6	International Growth and Income Fund

Patrice Collette	Carl Kawaja	Gadi Slade	Steve Watson	Sugi Widjaja

International Growth and Income Fund	7

Unleashing a colorful cast of characters

Nintendo is widely recognized as a pioneer in the development of video games. Again and again, the company, based in Kyoto, Japan, has demonstrated a knack for creating memorable characters. Among its most familiar creations are brothers Mario and Luigi, unlikely heroes and stars of the best-selling video game franchise of all time; their sometime rival Donkey Kong; Pokemon; and the adventurer Link who must rescue Princess Zelda.

Nintendo’s games historically have been made available only on the company’s proprietary hardware — game consoles like the Wii and handheld devices like the 3DS. “There is an art to designing and building video games — just like there is an art to making a good movie — and Nintendo has great competence in that,” says Carl Kawaja, a portfolio manager based in San Francisco who earlier in his career covered Nintendo as an analyst. “But the video game market has evolved over the last 10 or 15 years. Today people interact with games on smartphones and tablets. Nintendo has been resistant to that.”

The market for games played on smartphones and tablets will rise from $30.0 billion this year to $44.2 billion in 2018, representing 39% of the global games market, according to research firm Newzoo, making it the fastest growing segment of the market. In contrast, the market for console games has been in decline, says Sugi Widjaja, an analyst based in Hong Kong. Why the resistance to these nonproprietary, online platforms? Nintendo’s most popular games can sell for about $60, whereas the most popular online titles are sometimes free. Many of these games, however, are profitable because they offer add-on content, features that players can buy within the game to improve their chances of winning.

“Say you are playing a battle game, for example, and it benefits you to have a castle, or acquire weapons or build a road that connects two castles,” explains Carl. “These enhancements might cost $5 or $10, so while the game is free people can end up spending much more than the $60. There are people who literally spend more than $10,000 on features to improve their positions in some of these games.”

Partly because of Nintendo’s reluctance to offering games online and on other platforms, the company’s shares fell out of favor in the market. Against this backdrop, Sugi began to look closely at Nintendo about 2-1/2 years ago. He reviewed the company’s financials and saw that the cash on the balance sheet was about 75% of the total market capitalization.

He then took a close look at the potential value of Nintendo’s intellectual property — its iconic characters. He spoke with numerous contacts he had cultivated in the tech industry over the years, including game developers, media and entertainment company executives, and

8	International Growth and Income Fund

Steve Watson

“Our analysts often follow companies for many years, gaining a deep knowledge of their management teams and the strategies they are executing. Their analysis and judgment is invaluable to us.”

smartphone and tablet developers. “Many of these companies — from game developers to movie studios — expressed a keen interest in the prospect of licensing Nintendo’s characters. That gave me confidence that the value of the company’s intellectual property was higher than the market was suggesting. I believed there would be a lot of potential upside for the company if it ever decided to pursue these other avenues. Given that, and the company’s cash value, we decided to invest in Nintendo.”

Thanks to the fund’s long-term approach, its investment professionals have the flexibility to invest in out-of-favor companies and exercise patience, holding them until the underlying value is recognized by the market. In early 2014, there were signs that the company was changing its thinking. At a shareholder meeting, company management said it was considering steps to become more oriented around intellectual property licensing. In the 18 months since, there have been news reports that entertainment companies were seeking to license Nintendo’s Zelda character for a TV series and develop a Mario Brothers movie. Then in March of this year, Nintendo announced a major shift, saying it will make games featuring its iconic characters for smartphones and tablets, news that was greeted enthusiastically by the market.

While this has been a big step for the company, Sugi believes the company is undergoing a broader transition from a video game maker to an intellectual property licensing company, similar to the transition Disney made in the late 1980s. “In the past, Nintendo’s addressable market was very narrow, but today they have the potential to capture a lot of areas in entertainment — movies, television, theme park operations, the toy market,” says Sugi.

Sadly, a principal architect of this transformation, Nintendo President and Chief Executive Officer Satoru Iwata, passed away as this article was being written.

Long tenure, long-term outlook

At American Funds, the investment analyst role is considered a career path, and many of our analysts have spent years covering the same companies and industries. Gadi Slade, for example, has been covering European telecom companies for 14 years. Over time he has cultivated a deep familiarity not only with the companies he covers and the competitive landscape, but also with the regulatory environment.

“For most of the last 14 years, it has been very difficult for European telecoms to make much money, largely because regulators were focused on reducing

International Growth and Income Fund	9

Gadi Slade

“For each company, you learn that there are only a few factors that will drive the stock price, and over time you develop instincts for what those things are.”

prices for consumers and boosting competition,” says Gadi. Many of the regulations aimed at benefitting consumers pressured earnings and weakened the companies. Partly as a result, European telecoms fell behind U.S. and Asian companies in the development of faster LTE (fourth-generation) networks, says Gadi. Some smaller European telecoms became acquisition targets for larger competitors based outside Europe.

Over the past year and a half, however, European politicians began to reverse their thinking and have taken a number of steps to help strengthen the sector. With the regulations more relaxed, the companies will have more flexibility in pricing their services and in merging with operators in other European countries.

One company that has the potential to benefit from this shifting landscape is BT Group, which is the incumbent fixed-line telephone operator in the U.K., and also offers broadband, mobile and subscription television services. Earlier this year, two of BT’s competitors — mobile-carrier Three, owned by Hutchison Whampoa, and O2 UK — agreed to merge. Also, in February, BT disclosed its own plans to buy British mobile carrier EE for £12.5 billion. If the transaction, which is expected to be completed in March 2016, is approved by regulators, BT will become the largest provider of both wireless and high-speed broadband service in the U.K.

Given the quality of BT’s senior management team, Gadi believes that the importance of these developments has not been fully recognized by the market. “The market may be underestimating the value of combining the fixed and mobile businesses,” he says. Fifteen years ago, fixed and mobile were separate businesses with few synergies. But today, there are a lot of common costs and a lot of revenue opportunities when you own both, such as bundling services. “In addition,” Gadi notes, “BT’s management has been very good at reducing costs. They are just very clever in how they manage the business, the political environment and the competition.”

Like many of his colleagues who cover other industries, Gadi’s extensive experience covering European telecoms has allowed him to develop working relationships with industry experts, such as consultants and technology specialists, as well as with company executives. Many company CEOs are people he got to know years ago, when they served in other roles. These longstanding relationships can prove crucial in covering a company and making an investment decision. “This experience can help us evaluate the individuals and make a judgment as to how well they might execute the company’s strategy,” says Gadi. “It also provides the perspective necessary to understand when developments are really significant and when they are just noise. For each company, you learn that there are only a few factors that will drive the stock price, and over time you develop instincts for what those things are.”

First and foremost, do no harm

For life insurer Prudential, one of those key things going forward will be determining whether the company can continue to execute on its strategy under new CEO Mike Wells, according to Patrice Collette, a portfolio manager who started following the company 11 years ago as an analyst.

Prudential, which is based in the U.K., has major operations in Asia, the United States and Europe. It has been among International Growth and Income Fund’s top holdings since the fund launched in October 2008, during the depths of the global financial crisis. At that time, Prudential had a strong and growing business in Asia and offered an attractive dividend yield, according to Patrice, and he believed its shares had been unfairly punished by investors as they shunned all European financials.

10	International Growth and Income Fund

Prudential managed through the financial crisis well, thanks in part to its growing life insurance business in Southeast Asia and skillful stewardship of its U.S. division, Jackson National Life Insurance Company. “They didn’t lose anything during the financial crisis, and then started expanding their variable annuities business in the U.S. when competitors began leaving the business,” says Patrice. What’s more, the company increased its dividend each year from 2007 through 2010, a period when competitors were either reducing dividends or leaving them unchanged, Patrice added.

Today, the company is more widely recognized as a strong business, but with new CEO Mike Wells taking charge on June 1, many investors may be questioning how the company might change direction. “Prudential’s four divisions are fairly independently run, and they are run well, so the key for the new CEO is to avoid any micromanagement. In other words, do no harm. Instead his focus should be on developing relationships with regulators and politicians in the markets where the company does business.”

Over the course of 11 years following the company, Patrice has met repeatedly with company leaders at Prudential as well as its competitors. This access has enabled him to observe these individuals, including Mike Wells, at various points in their career. Patrice reached out to contacts in the company and in the markets where it operates to get a sense of how Wells, who is the former chief of Prudential’s U.S. operations, is regarded. What’s more, Patrice met with the new CEO on June 1, his first day on the job. “We spent some time discussing the different operations in Asia, and he indicated that one of his top priorities is to meet with Prudential’s managers and regulators and politicians in those key markets,” said Patrice.

Prudential operates in 14 Asian markets, including Indonesia, Hong Kong and Singapore. While those markets have not been growing at the same pace, the company’s overall growth in the region has been more than 15% a year, a growth rate that Patrice believes can be sustained for several years, thanks to demographic trends. “Many of these markets, which historically have had a low level of social security and health insurance, have young populations that are starting to gain affluence,” he said.

Patrice, who is based in Singapore, will continue to reach out to contacts in the company’s Asian operations, to gauge how the businesses evolve under the new chief executive. “The first indication is there will be no significant change,” said Patrice. “This is a company that has continued to prove itself year in and year out.” ■

International Growth and Income Fund	11

Summary investment portfolio June 30, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	23.5%
United Kingdom	18.0
Japan	12.0
Hong Kong	7.5
Switzerland	4.5
Canada	4.3
Taiwan	3.5
Australia	3.3
India	3.1
Other countries	14.0
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	6.3
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 93.12%	Shares	Value (000)
Financials 24.92%
AXA SA	11,284,200	$284,690
Banco Santander, SA1	31,767,931	221,849
Sun Hung Kai Properties Ltd.	11,712,069	189,773
Sumitomo Mitsui Financial Group, Inc.	3,320,000	148,089
HSBC Holdings PLC (HKD denominated)	7,586,396	68,655
HSBC Holdings PLC (GBP denominated)	7,481,896	67,021
Suncorp Group Ltd.	13,009,000	134,798
Shinsei Bank, Ltd.	52,317,000	105,587
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	26,000,000	98,009
ICICI Bank Ltd.	12,010,000	58,089
ICICI Bank Ltd. (ADR)	3,250,000	33,865
Prudential PLC	3,620,472	87,179
Brookfield Property Partners LP	3,935,000	86,767
HDFC Bank Ltd.[1]	2,249,694	43,102
HDFC Bank Ltd. (ADR)	470,307	28,468
Ping An Insurance (Group) Co. of China, Ltd., Class H	5,165,000	69,763
Svenska Handelsbanken AB, Class A	4,707,000	68,704
Other securities		924,532
		2,718,940

Consumer discretionary 11.82%
Wynn Macau, Ltd.	68,255,200	113,941
Ryohin Keikaku Co., Ltd.	455,000	88,260
Barratt Developments PLC	8,130,000	78,498
Toyota Motor Corp.	1,146,000	76,812
ProSiebenSat.1 Media AG	1,420,000	70,131
Dixons Carphone PLC	9,786,000	69,731
Other securities		792,791
		1,290,164

Telecommunication services 8.35%
TDC A/S	23,010,000	168,727
Orange SA	10,270,000	158,118
BT Group PLC	16,470,000	116,505
Vodafone Group PLC	25,260,000	91,227
KDDI Corp.	3,285,000	79,290
SoftBank Corp.	1,170,000	68,918
Other securities		228,755
		911,540

12	International Growth and Income Fund

		Value
	Shares	(000)
Energy 8.17%
Royal Dutch Shell PLC, Class B	6,096,000	$173,080
TOTAL SA	3,510,532	170,521
Enbridge Inc. (CAD denominated)	2,899,658	135,604
Other securities		412,639
		891,844

Information technology 7.12%
Taiwan Semiconductor Manufacturing Co., Ltd.	56,642,506	257,929
Nintendo Co., Ltd.	902,400	150,935
Murata Manufacturing Co., Ltd.	825,000	143,988
Other securities		224,122
		776,974

Utilities 6.80%
EDP - Energias de Portugal, SA	55,482,000	210,613
Power Assets Holdings Ltd.	17,877,500	163,056
Enel SPA	21,120,000	95,690
Other securities		272,165
		741,524

Industrials 6.69%
Wolseley PLC	2,234,684	142,662
International Consolidated Airlines Group, SA (CDI)[1]	10,870,000	84,492
BAE Systems PLC	11,490,000	81,458
Abertis Infraestructuras, SA, Class A	4,075,300	66,832
Abertis Infraestructuras, SA, Class A, non-registered interim shares[1,2]	176,765	2,899
Other securities		352,084
		730,427

Materials 5.96%
Amcor Ltd.	7,899,600	83,623
L’Air Liquide SA2	351,343	44,438
L’Air Liquide SA, bonus shares[2]	294,749	37,280
James Hardie Industries PLC (CDI)	5,490,000	73,364
Rio Tinto PLC	1,785,000	73,314
Other securities		338,778
		650,797

Consumer staples 5.81%
British American Tobacco PLC	3,005,300	161,259
Kao Corp.	1,754,600	81,619
Other securities		390,846
		633,724

Health care 4.77%
Novartis AG	2,427,000	239,209
AstraZeneca PLC	2,045,000	129,139
Other securities		151,875
		520,223

Miscellaneous 2.71%
Other common stocks in initial period of acquisition		295,935

Total common stocks (cost: $9,421,324,000)		10,162,092

International Growth and Income Fund	13

Preferred securities 0.12%	Shares	Value (000)
Financials 0.11%
HSBC Holdings PLC, Series 2, 8.00%	472,795	$12,241

Consumer discretionary 0.01%
Other securities		1,235

Total preferred securities (cost: $12,739,000)		13,476

Rights & warrants 0.01%
Financials 0.01%
Other securities		1,060

Total rights & warrants (cost: $0)		1,060

Convertible bonds 0.45%	Principal amount (000)
Other 0.45%
Other securities		49,165

Total convertible bonds (cost: $60,449,000)		49,165

Bonds, notes & other debt instruments 1.05%
Corporate bonds & notes 0.49%
Financials 0.22%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[3]	$5,410	6,544
Other securities		17,415
		23,959

Consumer staples 0.02%
British American Tobacco International Finance PLC 9.50% 2018[3]	2,000	2,477

Other 0.25%
Other securities		26,931

Total corporate bonds & notes		53,367

Bonds & notes of governments & government agencies outside the U.S. 0.32%
Other securities		34,637

U.S.Treasury bonds & notes 0.24%
U.S. Treasury 0.24%
Other securities		26,769

Total bonds, notes & other debt instruments (cost: $109,963,000)		114,773

Short-term securities 5.16%
AstraZeneca PLC 0.12% due 8/20/2015[3]	25,000	24,995
Fannie Mae 0.14%–0.22% due 7/1/2015–3/1/2016	84,900	84,852
Federal Home Loan Bank 0.06%–0.19% due 7/31/2015–1/22/2016	103,100	103,081
Other securities		349,683

Total short-term securities (cost: $562,569,000)		562,611
Total investment securities 99.91% (cost: $10,167,044,000)		10,903,177
Other assets less liabilities 0.09%		10,163

Net assets 100.00%		$10,913,340

14	International Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $122,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $204,449,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 6/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	9/9/2015	JPMorgan Chase	$33,957	€30,500	$ (80)
Japanese yen	7/9/2015	JPMorgan Chase	$1,311	¥161,250	(7)
Japanese yen	7/9/2015	JPMorgan Chase	$1,311	¥161,250	(7)
Japanese yen	7/9/2015	Bank of America, N.A.	$2,100	¥260,000	(25)
Japanese yen	7/13/2015	JPMorgan Chase	$3,753	¥465,000	(47)
Japanese yen	7/14/2015	HSBC Bank	$4,581	¥550,000	86
Japanese yen	7/29/2015	Bank of America, N.A.	$9,481	¥1,162,000	(17)
Japanese yen	8/10/2015	Bank of America, N.A.	$3,738	¥465,000	(63)
Japanese yen	8/12/2015	UBS AG	$11,298	¥1,385,000	(25)
Japanese yen	8/13/2015	Citibank	$14,259	¥1,700,000	361
Japanese yen	8/14/2015	UBS AG	$3,806	¥465,000	5
Japanese yen	8/19/2015	Bank of New York Mellon	$20,123	¥2,400,000	501
Japanese yen	8/19/2015	UBS AG	$1,258	¥150,000	31
Japanese yen	9/4/2015	Bank of America, N.A.	$4,848	¥600,000	(58)
					$655

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $194,606,000, which represented 1.78% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $329,860,000, which represented 3.02% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Receipts

CAD = Canadian dollars

€ = Euros

GBP = British pounds

HKD = Hong Kong dollars

¥ = Japanese yen

See Notes to Financial Statements

International Growth and Income Fund	15

Financial statements

Statement of assets and liabilities
at June 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $10,167,044)		$10,903,177
Cash denominated in currencies other than U.S. dollars (cost: $10,451)		10,452
Cash		1,122
Unrealized appreciation on open forward currency contracts		984
Receivables for:
Sales of investments	$732
Sales of fund’s shares	23,324
Dividends and interest	47,410	71,466
		10,987,201
Liabilities:
Unrealized depreciation on open forward currency contracts		329
Payables for:
Purchases of investments	51,829
Repurchases of fund’s shares	7,494
Closed forward currency contracts	55
Investment advisory services	4,438
Services provided by related parties	2,453
Trustees’ deferred compensation	1,702
Other	5,561	73,532
Net assets at June 30, 2015		$10,913,340

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,249,919
Undistributed net investment income		18,144
Accumulated net realized loss		(88,646)
Net unrealized appreciation		733,923
Net assets at June 30, 2015		$10,913,340

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (341,157 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$5,049,721	157,837		$31.99
Class B	9,916	310		31.99
Class C	322,600	10,110		31.91
Class F-1	1,662,112	51,966		31.98
Class F-2	2,160,602	67,516		32.00
Class 529-A	130,275	4,076		31.96
Class 529-B	487	15		31.96
Class 529-C	32,708	1,028		31.81
Class 529-E	5,011	157		31.96
Class 529-F-1	11,423	357		32.00
Class R-1	12,876	404		31.91
Class R-2	51,791	1,626		31.85
Class R-2E	9	—	*	31.96
Class R-3	59,558	1,865		31.94
Class R-4	72,401	2,264		31.98
Class R-5	26,497	824		32.15
Class R-6	1,305,353	40,802		31.99

*	Amount less than one thousand.

See Notes to Financial Statements

16	International Growth and Income Fund

Statement of operations
for the year ended June 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $26,565)	$317,776
Interest (net of non-U.S. taxes of $21)	12,052	$329,828
Fees and expenses*:
Investment advisory services	48,884
Distribution services	20,850
Transfer agent services	10,220
Administrative services	3,009
Reports to shareholders	560
Registration statement and prospectus	785
Trustees’ compensation	320
Auditing and legal	132
Custodian	2,042
Other	366	87,168
Net investment income		242,660

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,625)	32,598
Forward currency contracts	39,137
Currency transactions	(1,959)	69,776
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $2,717)	(1,034,853)
Forward currency contracts	2,765
Currency translations	(521)	(1,032,609)
Net realized gain and unrealized depreciation		(962,833)

Net decrease in net assets resulting from operations		$(720,173)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended June 30
	2015	2014
Operations:
Net investment income	$242,660	$273,897
Net realized gain	69,776	243,201
Net unrealized (depreciation) appreciation	(1,032,609)	1,016,852
Net (decrease) increase in net assets resulting from operations	(720,173)	1,533,950
Dividends and distributions paid to shareholders:
Dividends from net investment income	(267,370)	(269,581)
Distributions from net realized gain on investments	(283,340)	(291,114)
Total dividends and distributions paid to shareholders	(550,710)	(560,695)
Net capital share transactions	3,071,155	1,789,408

Total increase in net assets	1,800,272	2,762,663

Net assets:
Beginning of year	9,113,068	6,350,405
End of year (including undistributed net investment income:
$18,144 and $10,527, respectively)	$10,913,340	$9,113,068

See Notes to Financial Statements

International Growth and Income Fund	17

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies domiciled outside the U.S.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	International Growth and Income Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

International Growth and Income Fund	19

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$2,699,991	$18,949	$—	$2,718,940
Consumer discretionary	1,238,636	51,528	—	1,290,164
Telecommunication services	899,157	12,383	—	911,540
Energy	891,844	—	—	891,844
Information technology	776,974	—	—	776,974
Utilities	741,524	—	—	741,524
Industrials	727,528	2,899	—	730,427
Materials	569,079	81,718	—	650,797
Consumer staples	633,724	—	—	633,724
Health care	520,223	—	—	520,223
Miscellaneous	269,866	26,069	—	295,935
Preferred securities	13,476	—	—	13,476
Rights & warrants	—	1,060	—	1,060
Convertible bonds	—	49,165	—	49,165
Bonds, notes & other debt instruments	—	114,773	—	114,773
Short-term securities	—	562,611	—	562,611
Total	$9,982,022	$921,155	$—	$10,903,177

20	International Growth and Income Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$984	$—	$984
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(329)	—	(329)
Total	$—	$655	$—	$655

*Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

International Growth and Income Fund	21

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, June 30, 2015 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk Type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$984	Unrealized depreciation on open forward currency contracts	$329
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	55
			$984		$384

		Net realized gain		Net unrealized appreciation
Contract	Risk Type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$39,137	Net unrealized appreciation on forward currency contracts	$2,765

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

22	International Growth and Income Fund

The following tables present the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of New York Mellon	$501	$—	$(501)	$—	$—
Citibank	361	—	(361)	—	—
HSBC Bank	86	—	—	—	86
UBS AG	36	(25)	—	—	11
Total	$984	$(25)	$(862)	$—	$97
Liabilities:
Bank of America, N.A.	$163	$—	$—	$—	$163
JPMorgan Chase	141	—	(121)	—	20
UBS AG	80	(25)	—	—	55
Total	$384	$(25)	$(121)	$—	$238

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2015, the fund reclassified $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $32,340,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

International Growth and Income Fund	23

As of June 30, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$63,604
Post-October capital loss deferral*	87,025
Gross unrealized appreciation on investment securities	1,354,741
Gross unrealized depreciation on investment securities	(664,305)
Net unrealized appreciation on investment securities	690,436
Cost of investment securities	10,212,741

*This deferral is considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended June 30, 2015						Year ended June 30, 2014
					Total				Total
					dividends and				dividends and
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class A	$127,378		$137,636		$265,014		$151,235	$166,941	$318,176
Class B	207		372		579		420	657	1,077
Class C	5,634		8,574		14,208		7,109	10,102	17,211
Class F-1	39,173		45,554		84,727		36,770	38,807	75,577
Class F-2	52,112		50,100		102,212		34,585	33,681	68,266
Class 529-A	3,212		3,580		6,792		3,799	4,247	8,046
Class 529-B	9		16		25		17	28	45
Class 529-C	556		896		1,452		731	1,066	1,797
Class 529-E	110		133		243		126	156	282
Class 529-F-1	313		342		655		318	336	654
Class R-1	240		370		610		225	242	467
Class R-2	902		1,464		2,366		1,226	1,746	2,972
Class R-2E*	—	†	—	†	—	†
Class R-3	1,219		1,354		2,573		1,210	1,499	2,709
Class R-4	1,660		1,765		3,425		1,267	1,286	2,553
Class R-5	692		680		1,372		1,447	1,877	3,324
Class R-6	33,953		30,504		64,457		29,096	28,443	57,539
Total	$267,370		$283,340		$550,710		$269,581	$291,114	$560,695

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.460% on such assets in excess of $6.5 billion. On December 11, 2014, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $10.5 billion to 0.450%. For the year ended June 30, 2015, the investment advisory services fee was $48,884,000, which was equivalent to an annualized rate of 0.491% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets,

24	International Growth and Income Fund

ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of June 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

International Growth and Income Fund	25

For the year ended June 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$12,403	$ 5,572	$ 491	Not applicable
Class B	128	15	Not applicable	Not applicable
Class C	3,062	351	153	Not applicable
Class F-1	3,776	1,806	755	Not applicable
Class F-2	Not applicable	1,919	870	Not applicable
Class 529-A	258	121	63	$112
Class 529-B	6	1	—*	1
Class 529-C	313	33	16	28
Class 529-E	24	2	2	4
Class 529-F-1	—	11	6	10
Class R-1	101	11	6	Not applicable
Class R-2	378	218	26	Not applicable
Class R-2E†	—	—*	—*	Not applicable
Class R-3	252	87	25	Not applicable
Class R-4	149	59	30	Not applicable
Class R-5	Not applicable	10	12	Not applicable
Class R-6	Not applicable	4	554	Not applicable
Total class-specific expenses	$20,850	$10,220	$3,009	$155

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $320,000 in the fund’s statement of operations includes $348,000 in current fees (either paid in cash or deferred) and a net decrease of $28,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net increase
	Sales[1]			dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended June 30, 2015

Class A	$1,024,267	30,546		$260,507	8,035	$(610,358)	(18,253)	$674,416	20,328
Class B	889	26		576	18	(5,793)	(174)	(4,328)	(130)
Class C	98,885	2,957		14,032	435	(58,787)	(1,766)	54,130	1,626
Class F-1	949,291	28,310		84,274	2,606	(422,319)	(12,493)	611,246	18,423
Class F-2	1,351,543	39,955		96,201	2,970	(298,728)	(9,002)	1,149,016	33,923
Class 529-A	25,140	751		6,788	210	(14,134)	(424)	17,794	537
Class 529-B	93	2		25	1	(244)	(7)	(126)	(4)
Class 529-C	7,464	225		1,451	45	(4,352)	(131)	4,563	139
Class 529-E	1,236	37		243	7	(500)	(15)	979	29
Class 529-F-1	4,177	124		652	20	(2,787)	(84)	2,042	60
Class R-1	8,371	249		610	19	(3,867)	(113)	5,114	155
Class R-2	18,265	548		2,365	73	(15,303)	(459)	5,327	162
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	30,719	927		2,565	79	(13,287)	(397)	19,997	609
Class R-4	39,121	1,171		3,424	105	(13,411)	(402)	29,134	874
Class R-5	11,252	335		1,370	42	(3,884)	(115)	8,738	262
Class R-6	500,436	15,104		64,316	1,983	(71,649)	(2,235)	493,103	14,852
Total net increase (decrease)	$4,071,159	121,267		$539,399	16,648	$(1,539,403)	(46,070)	$3,071,155	91,845

26	International Growth and Income Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended June 30, 2014

Class A	$887,782	25,376	$312,029	9,038	$(431,082)	(12,382)	$768,729	22,032
Class B	1,927	56	1,073	31	(6,288)	(181)	(3,288)	(94)
Class C	79,485	2,272	16,966	493	(45,816)	(1,318)	50,635	1,447
Class F-1	479,068	13,658	75,015	2,174	(306,543)	(8,617)	247,540	7,215
Class F-2	458,094	12,919	65,112	1,883	(102,577)	(2,939)	420,629	11,863
Class 529-A	25,542	734	8,043	233	(11,383)	(328)	22,202	639
Class 529-B	124	4	45	1	(364)	(10)	(195)	(5)
Class 529-C	7,009	203	1,797	52	(3,303)	(95)	5,503	160
Class 529-E	1,007	29	282	8	(485)	(14)	804	23
Class 529-F-1	4,398	126	646	19	(2,067)	(60)	2,977	85
Class R-1	3,170	93	371	11	(859)	(25)	2,682	79
Class R-2	17,578	505	2,960	86	(12,933)	(371)	7,605	220
Class R-3	18,593	531	2,696	78	(13,536)	(390)	7,753	219
Class R-4	26,484	750	2,542	74	(8,635)	(246)	20,391	578
Class R-5	14,061	402	3,319	96	(42,532)	(1,176)	(25,152)	(678)
Class R-6	229,784	6,544	57,538	1,665	(26,729)	(757)	260,593	7,452
Total net increase (decrease)	$2,254,106	64,202	$550,434	15,942	$(1,015,132)	(28,909)	$1,789,408	51,235

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,944,291,000 and $2,305,845,000, respectively, during the year ended June 30, 2015.

International Growth and Income Fund	27

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4,5]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[4]	Ratio of net income to average net assets[2,4]
Class A:
Year ended 6/30/2015	$36.56	$.79	$(3.53)	$(2.74)	$(.86)	$(.97)	$(1.83)	$31.99	(7.48)%	$5,050		.91%	.91%	2.36%
Year ended 6/30/2014	32.06	1.23	5.82	7.05	(1.18)	(1.37)	(2.55)	36.56	22.66	5,027		.91	.91	3.54
Year ended 6/30/2013	27.81	.84	4.26	5.10	(.85)	—	(.85)	32.06	18.41	3,703		.93	.93	2.70
Year ended 6/30/2012	32.48	.82	(4.12)	(3.30)	(.86)	(.51)	(1.37)	27.81	(10.03)	3,136		.93	.93	2.85
Year ended 6/30/2011	25.86	1.06	6.80	7.86	(1.06)	(.18)	(1.24)	32.48	30.64	3,611		.89	.89	3.43
Class B:
Year ended 6/30/2015	36.54	.49	(3.48)	(2.99)	(.59)	(.97)	(1.56)	31.99	(8.16)	10		1.64	1.64	1.44
Year ended 6/30/2014	32.04	.92	5.85	6.77	(.90)	(1.37)	(2.27)	36.54	21.71	16		1.66	1.66	2.66
Year ended 6/30/2013	27.78	.57	4.30	4.87	(.61)	—	(.61)	32.04	17.55	17		1.69	1.69	1.85
Year ended 6/30/2012	32.44	.57	(4.09)	(3.52)	(.63)	(.51)	(1.14)	27.78	(10.75)	20		1.70	1.70	1.98
Year ended 6/30/2011	25.82	.79	6.82	7.61	(.81)	(.18)	(.99)	32.44	29.62	31		1.68	1.68	2.56
Class C:
Year ended 6/30/2015	36.47	.53	(3.52)	(2.99)	(.60)	(.97)	(1.57)	31.91	(8.19)	323		1.69	1.69	1.58
Year ended 6/30/2014	32.00	.95	5.80	6.75	(.91)	(1.37)	(2.28)	36.47	21.66	309		1.71	1.71	2.73
Year ended 6/30/2013	27.76	.59	4.25	4.84	(.60)	—	(.60)	32.00	17.47	225		1.74	1.74	1.89
Year ended 6/30/2012	32.42	.58	(4.10)	(3.52)	(.63)	(.51)	(1.14)	27.76	(10.75)	195		1.73	1.73	2.05
Year ended 6/30/2011	25.81	.80	6.79	7.59	(.80)	(.18)	(.98)	32.42	29.57	230		1.73	1.73	2.58
Class F-1:
Year ended 6/30/2015	36.55	.80	(3.56)	(2.76)	(.84)	(.97)	(1.81)	31.98	(7.52)	1,662		.95	.95	2.38
Year ended 6/30/2014	32.06	1.23	5.79	7.02	(1.16)	(1.37)	(2.53)	36.55	22.57	1,226		.96	.96	3.53
Year ended 6/30/2013	27.81	.94	4.16	5.10	(.85)	—	(.85)	32.06	18.39	844		.96	.96	2.97
Year ended 6/30/2012	32.49	.84	(4.16)	(3.32)	(.85)	(.51)	(1.36)	27.81	(10.05)	437		.94	.94	2.92
Year ended 6/30/2011	25.86	1.06	6.79	7.85	(1.04)	(.18)	(1.22)	32.49	30.58	420		.94	.94	3.40
Class F-2:
Year ended 6/30/2015	36.57	.91	(3.58)	(2.67)	(.93)	(.97)	(1.90)	32.00	(7.27)	2,161		.69	.69	2.71
Year ended 6/30/2014	32.07	1.32	5.80	7.12	(1.25)	(1.37)	(2.62)	36.57	22.90	1,228		.70	.70	3.79
Year ended 6/30/2013	27.81	.92	4.26	5.18	(.92)	—	(.92)	32.07	18.64	697		.73	.73	2.95
Year ended 6/30/2012	32.50	.97	(4.23)	(3.26)	(.92)	(.51)	(1.43)	27.81	(9.82)	512		.70	.70	3.40
Year ended 6/30/2011	25.87	1.13	6.79	7.92	(1.11)	(.18)	(1.29)	32.50	30.87	311		.71	.71	3.65
Class 529-A:
Year ended 6/30/2015	36.52	.77	(3.52)	(2.75)	(.84)	(.97)	(1.81)	31.96	(7.52)	130		.97	.97	2.29
Year ended 6/30/2014	32.03	1.21	5.80	7.01	(1.15)	(1.37)	(2.52)	36.52	22.56	129		.98	.98	3.48
Year ended 6/30/2013	27.78	.83	4.25	5.08	(.83)	—	(.83)	32.03	18.35	93		1.00	1.00	2.66
Year ended 6/30/2012	32.46	.81	(4.14)	(3.33)	(.84)	(.51)	(1.35)	27.78	(10.13)	71		1.00	1.00	2.84
Year ended 6/30/2011	25.85	1.09	6.75	7.84	(1.05)	(.18)	(1.23)	32.46	30.62	67		.94	.94	3.50
Class 529-B:
Year ended 6/30/2015	36.51	.45	(3.48)	(3.03)	(.55)	(.97)	(1.52)	31.96	(8.28)	—	[6]	1.78	1.78	1.35
Year ended 6/30/2014	32.01	.88	5.84	6.72	(.85)	(1.37)	(2.22)	36.51	21.55	1		1.80	1.80	2.53
Year ended 6/30/2013	27.75	.52	4.30	4.82	(.56)	—	(.56)	32.01	17.38	1		1.83	1.83	1.67
Year ended 6/30/2012	32.39	.52	(4.07)	(3.55)	(.58)	(.51)	(1.09)	27.75	(10.86)	1		1.83	1.83	1.81
Year ended 6/30/2011	25.80	.78	6.78	7.56	(.79)	(.18)	(.97)	32.39	29.47	2		1.79	1.79	2.51

28	International Growth and Income Fund

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4,5]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income to average net assets[2,4]
Class 529-C:
Year ended 6/30/2015	$36.36	$.50	$(3.51)	$(3.01)	$(.57)	$(.97)	$(1.54)	$31.81	(8.26)%	$33		1.77%		1.77%		1.50%
Year ended 6/30/2014	31.91	.93	5.77	6.70	(.88)	(1.37)	(2.25)	36.36	21.56	32		1.78		1.78		2.67
Year ended 6/30/2013	27.68	.58	4.23	4.81	(.58)	—	(.58)	31.91	17.42	23		1.82		1.82		1.85
Year ended 6/30/2012	32.35	.58	(4.13)	(3.55)	(.61)	(.51)	(1.12)	27.68	(10.85)	18		1.82		1.82		2.02
Year ended 6/30/2011	25.77	.83	6.73	7.56	(.80)	(.18)	(.98)	32.35	29.45	16		1.78		1.78		2.68
Class 529-E:
Year ended 6/30/2015	36.52	.70	(3.53)	(2.83)	(.76)	(.97)	(1.73)	31.96	(7.74)	5		1.21		1.21		2.07
Year ended 6/30/2014	32.03	1.12	5.81	6.93	(1.07)	(1.37)	(2.44)	36.52	22.26	5		1.23		1.23		3.21
Year ended 6/30/2013	27.79	.77	4.22	4.99	(.75)	—	(.75)	32.03	18.01	3		1.26		1.26		2.45
Year ended 6/30/2012	32.46	.73	(4.13)	(3.40)	(.76)	(.51)	(1.27)	27.79	(10.34)	2		1.27		1.27		2.56
Year ended 6/30/2011	25.85	.97	6.76	7.73	(.94)	(.18)	(1.12)	32.46	30.18	2		1.27		1.27		3.12
Class 529-F-1:
Year ended 6/30/2015	36.57	.83	(3.52)	(2.69)	(.91)	(.97)	(1.88)	32.00	(7.34)	11		.77		.77		2.47
Year ended 6/30/2014	32.07	1.30	5.79	7.09	(1.22)	(1.37)	(2.59)	36.57	22.81	11		.78		.78		3.72
Year ended 6/30/2013	27.81	.94	4.22	5.16	(.90)	—	(.90)	32.07	18.60	7		.81		.81		3.00
Year ended 6/30/2012	32.50	.89	(4.17)	(3.28)	(.90)	(.51)	(1.41)	27.81	(9.94)	4		.81		.81		3.11
Year ended 6/30/2011	25.87	1.25	6.66	7.91	(1.10)	(.18)	(1.28)	32.50	30.80	3		.77		.77		3.99
Class R-1:
Year ended 6/30/2015	36.49	.60	(3.55)	(2.95)	(.66)	(.97)	(1.63)	31.91	(8.05)[7]	13		1.57	[7]	1.57	[7]	1.81	[7]
Year ended 6/30/2014	32.01	1.14	5.74	6.88	(1.03)	(1.37)	(2.40)	36.49	22.07 [7]	9		1.35	[7]	1.35	[7]	3.28	[7]
Year ended 6/30/2013	27.78	.77	4.27	5.04	(.81)	—	(.81)	32.01	18.19 [7]	5		1.16	[7]	1.16	[7]	2.48	[7]
Year ended 6/30/2012	32.43	.69	(4.12)	(3.43)	(.71)	(.51)	(1.22)	27.78	(10.47)[7]	4		1.39	[7]	1.39	[7]	2.40	[7]
Year ended 6/30/2011	25.82	.87	6.78	7.65	(.86)	(.18)	(1.04)	32.43	29.81 [7]	5		1.54	[7]	1.54	[7]	2.80	[7]
Class R-2:
Year ended 6/30/2015	36.40	.51	(3.51)	(3.00)	(.58)	(.97)	(1.55)	31.85	(8.23)	52		1.74		1.74		1.51
Year ended 6/30/2014	31.94	.93	5.79	6.72	(.89)	(1.37)	(2.26)	36.40	21.62	53		1.74		1.74		2.69
Year ended 6/30/2013	27.71	.60	4.24	4.84	(.61)	—	(.61)	31.94	17.48	40		1.74		1.74		1.93
Year ended 6/30/2012	32.38	.60	(4.13)	(3.53)	(.63)	(.51)	(1.14)	27.71	(10.80)	29		1.78		1.76		2.12
Year ended 6/30/2011	25.79	.85	6.74	7.59	(.82)	(.18)	(1.00)	32.38	29.60	25		1.77		1.70		2.74
Class R-2E:
Period from 8/29/2014 to 6/30/2015[8,9]	35.91	.69	(2.75)	(2.06)	(.92)	(.97)	(1.89)	31.96	(5.73)[10]	—	[6]	.77	[10]	.77	[10]	2.48	[10]
Class R-3:
Year ended 6/30/2015	36.50	.71	(3.55)	(2.84)	(.75)	(.97)	(1.72)	31.94	(7.77)	60		1.25		1.25		2.13
Year ended 6/30/2014	32.02	1.09	5.82	6.91	(1.06)	(1.37)	(2.43)	36.50	22.20	46		1.26		1.26		3.14
Year ended 6/30/2013	27.78	.76	4.23	4.99	(.75)	—	(.75)	32.02	18.02	33		1.27		1.27		2.43
Year ended 6/30/2012	32.45	.72	(4.13)	(3.41)	(.75)	(.51)	(1.26)	27.78	(10.37)	22		1.29		1.29		2.53
Year ended 6/30/2011	25.84	1.01	6.73	7.74	(.95)	(.18)	(1.13)	32.45	30.16	24		1.27		1.27		3.24

See page 30 for footnotes.

International Growth and Income Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4,5]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[4]	Ratio of net income to average net assets[2,4]
Class R-4:
Year ended 6/30/2015	$36.54	$.83	$(3.56)	$(2.73)	$(.86)	$(.97)	$(1.83)	$31.98	(7.46)%	$72.93%		.93%	2.48%
Year ended 6/30/2014	32.05	1.26	5.77	7.03	(1.17)	(1.37)	(2.54)	36.54	22.61	51.93		.93	3.62
Year ended 6/30/2013	27.80	.88	4.23	5.11	(.86)	—	(.86)	32.05	18.43	26.93		.93	2.82
Year ended 6/30/2012	32.48	.85	(4.16)	(3.31)	(.86)	(.51)	(1.37)	27.80	(10.06)	15.94		.94	2.98
Year ended 6/30/2011	25.86	1.15	6.70	7.85	(1.05)	(.18)	(1.23)	32.48	30.60	12.93		.93	3.69
Class R-5:
Year ended 6/30/2015	36.72	.92	(3.57)	(2.65)	(.95)	(.97)	(1.92)	32.15	(7.19)	26.63		.63	2.72
Year ended 6/30/2014	32.19	1.29	5.87	7.16	(1.26)	(1.37)	(2.63)	36.72	22.95	21.63		.63	3.69
Year ended 6/30/2013	27.91	.94	4.28	5.22	(.94)	—	(.94)	32.19	18.77	40.65		.65	3.00
Year ended 6/30/2012	32.60	.91	(4.15)	(3.24)	(.94)	(.51)	(1.45)	27.91	(9.81)	33.66		.66	3.19
Year ended 6/30/2011	25.95	1.15	6.81	7.96	(1.13)	(.18)	(1.31)	32.60	30.94	28.67		.67	3.71
Class R-6:
Year ended 6/30/2015	36.56	.93	(3.56)	(2.63)	(.97)	(.97)	(1.94)	31.99	(7.18)	1,305.58		.58	2.79
Year ended 6/30/2014	32.06	1.37	5.79	7.16	(1.29)	(1.37)	(2.66)	36.56	23.04	949.59		.59	3.91
Year ended 6/30/2013	27.80	.97	4.25	5.22	(.96)	—	(.96)	32.06	18.83	593.61		.61	3.11
Year ended 6/30/2012	32.48	.93	(4.15)	(3.22)	(.95)	(.51)	(1.46)	27.80	(9.78)	392.61		.61	3.26
Year ended 6/30/2011	25.86	1.17	6.77	7.94	(1.14)	(.18)	(1.32)	32.48	30.99	341.62		.62	3.77

	Year ended June 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	25%	29%	37%	24%	31%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.28 and .81 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Not annualized.
[6]	Amount less than $1 million.
[7]	Although the fund has a plan of distribution for Class R-1 shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[10]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

30	International Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 10, 2015

International Growth and Income Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2015, through June 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	International Growth and Income Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	1/1/2015	6/30/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$1,020.64	$4.56	.91%
Class A - assumed 5% return	1,000.00	1,020.28	4.56	.91
Class B - actual return	1,000.00	1,016.93	10.60	2.12
Class B - assumed 5% return	1,000.00	1,014.28	10.59	2.12
Class C - actual return	1,000.00	1,016.78	8.40	1.68
Class C - assumed 5% return	1,000.00	1,016.46	8.40	1.68
Class F-1 - actual return	1,000.00	1,020.48	4.01	.80
Class F-1 - assumed 5% return	1,000.00	1,020.83	4.01	.80
Class F-2 - actual return	1,000.00	1,021.79	2.66	.53
Class F-2 - assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 529-A - actual return	1,000.00	1,020.39	4.86	.97
Class 529-A - assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 529-B - actual return	1,000.00	1,016.33	10.80	2.16
Class 529-B - assumed 5% return	1,000.00	1,014.08	10.79	2.16
Class 529-C - actual return	1,000.00	1,016.49	8.80	1.76
Class 529-C - assumed 5% return	1,000.00	1,016.07	8.80	1.76
Class 529-E - actual return	1,000.00	1,019.14	5.91	1.18
Class 529-E - assumed 5% return	1,000.00	1,018.94	5.91	1.18
Class 529-F-1 - actual return	1,000.00	1,021.38	3.81	.76
Class 529-F-1 - assumed 5% return	1,000.00	1,021.03	3.81	.76
Class R-1 - actual return	1,000.00	1,017.23	6.00	1.20
Class R-1 - assumed 5% return	1,000.00	1,018.84	6.01	1.20
Class R-2 - actual return	1,000.00	1,016.59	8.95	1.79
Class R-2 - assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class R-2E - actual return	1,000.00	1,021.44	2.76	.55
Class R-2E - assumed 5% return	1,000.00	1,022.07	2.76	.55
Class R-3 - actual return	1,000.00	1,019.08	5.26	1.05
Class R-3 - assumed 5% return	1,000.00	1,019.59	5.26	1.05
Class R-4 - actual return	1,000.00	1,020.90	3.71	.74
Class R-4 - assumed 5% return	1,000.00	1,021.12	3.71	.74
Class R-5 - actual return	1,000.00	1,022.37	2.71	.54
Class R-5 - assumed 5% return	1,000.00	1,022.12	2.71	.54
Class R-6 - actual return	1,000.00	1,022.30	2.46	.49
Class R-6 - assumed 5% return	1,000.00	1,022.36	2.46	.49

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2015:

Foreign taxes	$0.08 per share
Foreign source income	$1.03 per share
Long-term capital gains	$283,340,000
Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$230,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

34	International Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	16	Edison International; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce;	79	None
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2008	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Steven T. Watson, 1955 Vice Chairman of the Board	2008	Partner — Capital World Investors, Capital International, Inc.;[6] Partner — Capital World Investors, Capital Bank and Trust Company [6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

International Growth and Income Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[6] Director, American Funds Distributors, Inc.;[6] Director, Capital Strategy Research, Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Paul F. Roye, 1953 Executive Vice President	2008	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]
Donald H. Rolfe, 1972 Vice President	2012	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	International Growth and Income Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management
Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2015, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$94,000
2015	$96,000

b) Audit-Related Fees:
2014	$2,000
2015	$3,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$11,000
2015	$14,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$979,000
2015	$1,410,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$41,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,420,000 for fiscal year 2014 and $1,709,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income Fund®
Investment portfolio
June 30, 2015
unaudited
Common stocks 93.12% Financials 24.92%	Shares	Value (000)
AXA SA	11,284,200	$284,690
Banco Santander, SA1	31,767,931	221,849
Sun Hung Kai Properties Ltd.	11,712,069	189,773
Sumitomo Mitsui Financial Group, Inc.	3,320,000	148,089
HSBC Holdings PLC (HKD denominated)	7,586,396	68,655
HSBC Holdings PLC (GBP denominated)	7,481,896	67,021
Suncorp Group Ltd.	13,009,000	134,798
Shinsei Bank, Ltd.	52,317,000	105,587
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	26,000,000	98,009
ICICI Bank Ltd.	12,010,000	58,089
ICICI Bank Ltd. (ADR)	3,250,000	33,865
Prudential PLC	3,620,472	87,179
Brookfield Property Partners LP	3,935,000	86,767
HDFC Bank Ltd.[1]	2,249,694	43,102
HDFC Bank Ltd. (ADR)	470,307	28,468
Ping An Insurance (Group) Co. of China, Ltd., Class H	5,165,000	69,763
Svenska Handelsbanken AB, Class A	4,707,000	68,704
Link Real Estate Investment Trust	10,572,152	61,920
BNP Paribas SA	979,016	59,102
Sino-Ocean Land Holdings Ltd.	77,205,500	58,366
Fibra Uno Administración, SA de CV	24,200,000	57,446
Swedbank AB, Class A	2,430,000	56,662
National Australia Bank Ltd.	2,118,000	54,433
Barclays PLC	12,647,002	51,765
Allianz SE	319,100	49,698
Aegon NV	6,496,000	47,740
Fairfax Financial Holdings Ltd.	94,800	46,831
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	4,800,000	43,920
Intesa Sanpaolo SpA	11,686,000	42,367
UniCredit SpA[1]	5,661,000	38,025
AIA Group Ltd.	5,437,600	35,600
ING Groep NV, depository receipts	1,730,000	28,564
Bank of the Philippine Islands	13,533,159	28,363
Sampo Oyj, Class A	595,000	28,026
Toronto-Dominion Bank (CAD denominated)	597,846	25,388
Bank Mandiri (Persero) Tbk PT, Series B	32,425,000	24,442
Sumitomo Mitsui Trust Holdings, Inc.	3,527,000	16,156
Bank of Nova Scotia	309,206	15,960
ORIX Corp.	900,000	13,391
Bankia, SA1	9,500,000	12,053
Eurobank Ergasias SA1,2	71,100,000	9,750
Sberbank of Russia (ADR)	1,794,000	9,365
Piraeus Bank SA1,2	24,154,313	9,199
		2,718,940
International Growth and Income Fund — Page 1 of 7

unaudited
Common stocks Consumer discretionary 11.82%	Shares	Value (000)
Wynn Macau, Ltd.	68,255,200	$113,941
Ryohin Keikaku Co., Ltd.	455,000	88,260
Barratt Developments PLC	8,130,000	78,498
Toyota Motor Corp.	1,146,000	76,812
ProSiebenSat.1 Media AG	1,420,000	70,131
Dixons Carphone PLC	9,786,000	69,731
HUGO BOSS AG	564,530	63,094
Daily Mail and General Trust PLC, Class A, nonvoting	4,218,000	61,570
MGM China Holdings Ltd.	33,380,000	54,603
SJM Holdings Ltd.	49,500,000	53,641
Paddy Power PLC	619,650	53,103
OPAP SA2	6,929,748	51,528
Steinhoff International Holdings Ltd.	7,985,000	50,531
Eutelsat Communications SA	1,503,238	48,517
Maruti Suzuki India Ltd.	610,000	40,233
SES SA, Class A (FDR)	1,190,000	39,979
Christian Dior SE	203,800	39,784
Kroton Educacional SA, ordinary nominative	9,600,000	36,713
Don Quijote Holdings Co., Ltd.	794,000	33,801
Publicis Groupe SA	432,000	31,941
Liberty Global PLC, Class C1	411,387	20,828
Liberty Global PLC, Class A1	164,989	8,921
Cie. Financière Richemont SA, Class A	354,000	28,795
Fast Retailing Co., Ltd.	55,000	24,969
Honda Motor Co., Ltd.	687,000	22,237
Industria de Diseño Textil, SA	500,000	16,252
Fuji Media Holdings, Inc.	885,000	11,751
		1,290,164
Telecommunication services 8.35%
TDC A/S	23,010,000	168,727
Orange SA	10,270,000	158,118
BT Group PLC	16,470,000	116,505
Vodafone Group PLC	25,260,000	91,227
KDDI Corp.	3,285,000	79,290
SoftBank Corp.	1,170,000	68,918
Mobile TeleSystems OJSC (ADR)	6,435,000	62,934
NTT DoCoMo, Inc.	2,910,000	55,734
Globe Telecom, Inc.	794,670	44,236
HKT Trust and HKT Ltd., units	23,734,607	27,925
TalkTalk Telecom Group PLC	4,250,000	25,543
Hellenic Telecommunications Organization SA2	1,586,200	12,383
		911,540
Energy 8.17%
Royal Dutch Shell PLC, Class B	6,096,000	173,080
TOTAL SA	3,510,532	170,521
Enbridge Inc. (CAD denominated)	2,899,658	135,604
Coal India Ltd.	10,205,000	67,507
China Petroleum & Chemical Corp., Class H	70,040,000	60,448
Keyera Corp.	1,600,000	53,419
Galp Energia, SGPS, SA, Class B	4,275,000	50,138
LUKOIL Oil Company OJSC (ADR)	1,107,000	48,713
Baytex Energy Corp.	2,939,143	45,723
BG Group PLC	1,560,000	25,970
International Growth and Income Fund — Page 2 of 7

unaudited
Common stocks Energy (continued)	Shares	Value (000)
Crescent Point Energy Corp.	1,260,000	$25,856
Paramount Resources Ltd.[1]	1,050,000	24,127
Gazprom OJSC (ADR)	2,085,000	10,738
		891,844
Information technology 7.12%
Taiwan Semiconductor Manufacturing Co., Ltd.	56,642,506	257,929
Nintendo Co., Ltd.	902,400	150,935
Murata Manufacturing Co., Ltd.	825,000	143,988
STMicroelectronics NV	7,882,444	64,634
AAC Technologies Holdings Inc.	9,237,000	52,193
ASM Pacific Technology Ltd.	4,958,000	49,122
Quanta Computer Inc.	9,999,830	23,659
ASML Holding NV	200,000	20,669
Alcatel-Lucent[1]	3,800,000	13,845
		776,974
Utilities 6.80%
EDP - Energias de Portugal, SA	55,482,000	210,613
Power Assets Holdings Ltd.	17,877,500	163,056
Enel SPA	21,120,000	95,690
SSE PLC	2,492,675	60,159
Power Grid Corp. of India Ltd.	27,020,050	59,255
Rubis	719,158	49,276
National Grid PLC	3,227,744	41,445
CLP Holdings Ltd.	3,825,000	32,518
Cheung Kong Infrastructure Holdings Ltd.	3,800,000	29,512
		741,524
Industrials 6.69%
Wolseley PLC	2,234,684	142,662
International Consolidated Airlines Group, SA (CDI)[1]	10,870,000	84,492
BAE Systems PLC	11,490,000	81,458
Abertis Infraestructuras, SA, Class A	4,075,300	66,832
Abertis Infraestructuras, SA, Class A, non-registered interim shares[1,2]	176,765	2,899
Geberit AG	170,700	56,909
Adecco SA1	574,000	46,598
Spirax-Sarco Engineering PLC	829,950	44,247
Edenred SA	1,704,000	42,107
Meggitt PLC	5,561,392	40,756
Marubeni Corp.	6,830,000	39,194
Airbus Group SE, non-registered shares	500,000	32,442
Ryanair Holdings PLC (ADR)[1]	360,000	25,686
KONE Oyj, Class B	595,000	24,145
		730,427
Materials 5.96%
Amcor Ltd.	7,899,600	83,623
L’Air Liquide SA2	351,343	44,438
L’Air Liquide SA, bonus shares[2]	294,749	37,280
James Hardie Industries PLC (CDI)	5,490,000	73,364
Rio Tinto PLC	1,785,000	73,314
Vale SA, Class A, preferred nominative	11,993,000	60,098
Potash Corp. of Saskatchewan Inc.	1,727,339	53,496
Glencore PLC	12,013,056	48,189
International Growth and Income Fund — Page 3 of 7

unaudited
Common stocks Materials (continued)	Shares	Value (000)
First Quantum Minerals Ltd.	2,912,087	$38,074
Lafarge SA, non-registered shares	480,000	31,701
Syngenta AG	70,800	28,776
Anhui Conch Cement Co. Ltd., Class H	8,117,000	28,482
Rexam PLC	3,000,000	26,020
BHP Billiton PLC	1,220,000	23,942
		650,797
Consumer staples 5.81%
British American Tobacco PLC	3,005,300	161,259
Kao Corp.	1,754,600	81,619
LAWSON, INC.	893,000	61,146
Nestlé SA	801,000	57,829
Imperial Tobacco Group PLC	1,140,000	54,937
Hypermarcas SA, ordinary nominative[1]	5,160,000	37,558
Pernod Ricard SA	284,800	32,894
Shiseido Co., Ltd.	1,400,000	31,778
Shoprite Holdings Ltd.	2,100,000	29,948
Casino, Guichard-Perrachon SA	341,000	25,832
Booker Group PLC	9,400,000	24,872
Wesfarmers Ltd.	589,620	17,756
President Chain Store Corp.	2,317,000	16,296
		633,724
Health care 4.77%
Novartis AG	2,427,000	239,209
AstraZeneca PLC	2,045,000	129,139
GlaxoSmithKline PLC	2,220,000	46,131
Novo Nordisk A/S, Class B	650,000	35,414
Roche Holding AG	102,000	28,583
Smith & Nephew PLC	1,520,000	25,650
Bayer AG	115,000	16,097
		520,223
Miscellaneous 2.71%
Other common stocks in initial period of acquisition		295,935
Total common stocks (cost: $9,421,324,000)		10,162,092
Preferred securities 0.12% Financials 0.11%
HSBC Holdings PLC, Series 2, 8.00%	472,795	12,241
Consumer discretionary 0.01%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	98,280,000	1,235
Total preferred securities (cost: $12,739,000)		13,476
Rights & warrants 0.01% Financials 0.01%
Piraeus Bank, SA, warrants, expire 2018[1,2]	8,630,614	1,060
Total rights & warrants (cost: $0)		1,060
International Growth and Income Fund — Page 4 of 7

unaudited
Convertible bonds 0.45% Financials 0.27%	Principal amount (000)	Value (000)
Bank of Ireland, convertible notes, 10.00% 2016	€ 25,000	$29,686
Consumer staples 0.18%
Shoprite Holdings Ltd., convertible notes, 6.50% 2017	ZAR21	19,479
Total convertible bonds (cost: $60,449,000)		49,165
Bonds, notes & other debt instruments 1.05% Corporate bonds & notes 0.49% Financials 0.22%
Bank of Ireland 10.24% (undated)	€8,485	9,786
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[3]	$5,410	6,544
Société Générale, junior subordinated 6.999% (undated)	€6,200	7,629
		23,959
Consumer discretionary 0.20%
Myriad International Holdings 6.00% 2020[3]	$20,000	21,885
Telecommunication services 0.05%
Altice Financing SA 6.625% 2023[3]	3,200	3,185
Altice SA 7.625% 2025[3]	1,975	1,861
		5,046
Consumer staples 0.02%
British American Tobacco International Finance PLC 9.50% 2018[3]	2,000	2,477
Total corporate bonds & notes		53,367
Bonds & notes of governments & government agencies outside the U.S. 0.32%
City of Buenos Aires Argentina 8.95% 2021[3,4]	25,000	25,625
India (Republic of) 8.60% 2028	INR552,700	9,012
		34,637
U.S. Treasury bonds & notes 0.24% U.S. Treasury 0.24%
U.S. Treasury 0.25% 2015[5]	$26,750	26,769
Total U.S. Treasury bonds & notes		26,769
Total bonds, notes & other debt instruments (cost: $109,963,000)		114,773
Short-term securities 5.16%
American Honda Finance Corp. 0.13% due 8/24/2015	20,000	19,995
AstraZeneca PLC 0.12% due 8/20/2015[3]	25,000	24,995
Bank of Nova Scotia 0.18%–0.31% due 9/1/2015–11/9/2015[3]	65,000	64,962
Chariot Funding, LLC 0.39% due 12/7/2015[3]	17,100	17,070
Coca-Cola Co. 0.25% due 7/9/2015[3]	25,000	24,999
Fannie Mae 0.14%–0.22% due 7/1/2015–3/1/2016	84,900	84,852
Federal Farm Credit Banks 0.12% due 7/10/2015	26,400	26,400
Federal Home Loan Bank 0.06%–0.19% due 7/31/2015–1/22/2016	103,100	103,081
Freddie Mac 0.11% due 7/21/2015	10,000	10,000
KfW 0.17% due 10/29/2015[3]	30,000	29,980
Nordea Bank AB 0.19% due 9/1/2015[3]	20,000	19,994
International Growth and Income Fund — Page 5 of 7

unaudited
Short-term securities	Principal amount (000)	Value (000)
Province of Ontario 0.10% due 7/2/2015	$50,000	$50,000
Svenska Handelsbanken Inc. 0.20% due 7/2/2015[3]	36,300	36,300
Westpac Banking Corp. 0.20% due 9/10/2015[3]	50,000	49,983
Total short-term securities (cost: $562,569,000)		562,611
Total investment securities 99.91% (cost: $10,167,044,000)		10,903,177
Other assets less liabilities 0.09%		10,163
Net assets 100.00%		$10,913,340
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $204,449,000 over the prior 12-month period.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 6/30/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	9/9/2015	JPMorgan Chase	$33,957	€30,500	$(80)
Japanese yen	7/9/2015	JPMorgan Chase	$1,311	¥161,250	(7)
Japanese yen	7/9/2015	JPMorgan Chase	$1,311	¥161,250	(7)
Japanese yen	7/9/2015	Bank of America, N.A.	$2,100	¥260,000	(25)
Japanese yen	7/13/2015	JPMorgan Chase	$3,753	¥465,000	(47)
Japanese yen	7/14/2015	HSBC Bank	$4,581	¥550,000	86
Japanese yen	7/29/2015	Bank of America, N.A.	$9,481	¥1,162,000	(17)
Japanese yen	8/10/2015	Bank of America, N.A.	$3,738	¥465,000	(63)
Japanese yen	8/12/2015	UBS AG	$11,298	¥1,385,000	(25)
Japanese yen	8/13/2015	Citibank	$14,259	¥1,700,000	361
Japanese yen	8/14/2015	UBS AG	$3,806	¥465,000	5
Japanese yen	8/19/2015	Bank of New York Mellon	$20,123	¥2,400,000	501
Japanese yen	8/19/2015	UBS AG	$1,258	¥150,000	31
Japanese yen	9/4/2015	Bank of America, N.A.	$4,848	¥600,000	(58)
					$655

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $194,606,000, which represented 1.78% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $329,860,000, which represented 3.02% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $122,000, which represented less than .01% of the net assets of the fund.

International Growth and Income Fund — Page 6 of 7

unaudited
Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
FDR = Fiduciary Depositary Receipts
CAD = Canadian dollars
€ = Euros
GBP = British pounds
HKD = Hong Kong dollars
INR = Indian rupees
¥ = Japanese yen
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-034-0815O-S49141	International Growth and Income Fund — Page 7 of 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary schedule of investments, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of June 30, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

August 10, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: August 31, 2015